Exhibit 99.1

1550 Peachtree Street, N.W. Atlanta, Georgia 30309

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:

Jeff Dodge	David Rubinger
Investor Relations	Media Relations
(404) 885-8804	(404) 885-8555
jeff.dodge@equifax.com	david.rubinger@equifax.com

Equifax Starts 2005 with Record Revenue and EPS in the First Quarter

ATLANTA, April 21, 2005 — Equifax Inc. (NYSE: EFX) today reported record revenue of $343 million for the first quarter of 2005, an increase of 11 percent from the same period last year. Earnings from continuing operations were also a first quarter record, rising to $59 million, a 13 percent increase from the same period last year. Earnings per share from continuing operations (EPS) totaled $0.44, up 16 percent from $0.38 in the first quarter of 2004.

Adjusted for the impact of the Fair and Accurate Credit Transactions Act (“FACT Act”), revenue was $334 million, up 8 percent. Earnings from continuing operations were $57 million, up 10 percent and EPS was $0.43, up 13 percent. A reconciliation of non-GAAP financial measures to the corresponding GAAP measure is included in the attachment to this press release and is also available in the Investor Center on our website at www.equifax.com.

“Equifax achieved one of the best starts to a new year in its 106-year history, with strong performances across all our businesses,” said Thomas F. Chapman, Equifax chairman and CEO.  “Our management team is aggressively executing on the three pillars of our growth strategy — information, analytics, and enabling technologies — to build on this momentum.”

First quarter performance highlights compared to the first quarter of 2004…

•      Cash flow from operations was $40 million, up 29 percent; free cash flow, a non-GAAP measure, was $30 million, up 35 percent;

•      Consolidated operating margins increased to 30 percent from 29 percent;

•      North America reported revenue of $281 million, up 10 percent;

•      North America Information Services reported revenue of $193 million, up 11 percent; excluding the impact of the FACT Act, a non-GAAP measure, $184 million, up 6 percent;

•      Marketing Services revenue in North America was $59 million, up 4 percent;

•      Personal Solutions increased revenue 19 percent to $30 million;

•      Europe revenue grew to $37 million, up 8 percent; and

•      Latin America revenue rose to $26 million, a 24 percent increase.

About Equifax

Equifax Inc. is a global leader in turning information into intelligence. For businesses, Equifax provides faster and easier ways to find, approve and market to the appropriate customers. For consumers, Equifax offers easier, instantaneous ways to buy products or services and better insight into and management of their personal credit. Equifax. Information that Empowers.

Teleconference and non-GAAP reconciliation information

Equifax’s quarterly teleconference to discuss financial results will be held today at 9 a.m. (EDT). The live audio Webcast of the speakers’ presentations will be available at www.equifax.com and a replay will be available at the same site shortly after the conclusion of the Webcast. Please note that Microsoft Media Player is required to access the Webcast. This can be downloaded from www.microsoft.com/windows/mediaplayer.

Equifax has presented in this press release and will discuss during the teleconference certain non-GAAP financial measures the company believes are useful to investors to assess the company’s operating performance.  These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles and may be different from the non-GAAP financial measures used by other companies.  As required by SEC rules, a reconciliation of such measures to the most comparable GAAP measure is presented below in the Common Questions and Answers (Unaudited) that are a part of this press release. This information can also be found under the heading “Non-GAAP/GAAP Measures” in the Investor Center on our website at www.equifax.com.  Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Caution Concerning Forward-Looking Statements

Statements in this press release that relate to Equifax’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements.  Those factors include, but are not limited to, changes in worldwide and U.S. economic conditions that materially impact consumer spending and consumer debt, changes in demand for Equifax’s products and services, our ability to develop new products and services, pricing and other competitive pressures, risks relating to illegal third party efforts to access data, risks associated with the integration of acquisitions and other investments, changes in laws and regulations governing our business, including the cost of compliance with the Fair and Accurate Credit Transactions Act and federal or state responses to identity theft concerns, and certain other factors discussed under the caption “Risk Factors” in the Management’s Discussion and Analysis section of Equifax’s Annual Report on Form 10-K for the year ended December 31, 2004, and in our other filings with the SEC.  Equifax assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

EQUIFAX INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	THREE MONTHS ENDED
	March 31,
(In millions, except per share amounts)	2005	2004

Operating revenue	$343.4	$309.9

Costs and expenses:
Costs of services	142.5	129.9
Selling, general and administrative expenses	79.0	70.1
Depreciation and amortization	19.9	21.5
Total costs and expenses	241.4	221.5
Operating income	102.0	88.4
Other income, net	2.7	3.3
Minority interests in earnings, net of tax	(1.3)	(0.8)
Interest expense	(9.1)	(8.4)
Income from continuing operations before income taxes	94.3	82.5
Provision for income taxes	(35.7)	(30.7)
Income from continuing operations	58.6	51.8
Discontinued operations
Loss from discontinued operations, net of income tax benefit of $0.0 in 2005 and $0.0 in 2004	0.0	(1.0)
Net income	$58.6	$50.8
Per common share (basic):
Income from continuing operations	$0.45	$0.40
Discontinued operations	0.00	(0.01)
Net income	$0.45	$0.39
Shares used in computing basic earnings per share	129.8	132.9
Per common share (diluted):
Income from continuing operations	$0.44	$0.38
Discontinued operations	0.00	0.00
Net income	$0.44	$0.38
Shares used in computing diluted earnings per share	132.4	135.1
Dividends per common share	$0.03	$0.02

SEGMENT REVENUE & OPERATING INCOME

	THREE MONTHS ENDED
	March 31,
	2005	2004
Equifax revenue:
North America
Information Services	$192.5	$173.8
Marketing Services	58.8	56.3
Personal Solutions	29.8	25.0
North America - Total	281.1	255.1
Europe	36.7	34.1
Latin America	25.6	20.7
	$343.4	$309.9

	2005	2004
Equifax operating income:
North America
Information Services	$84.3	$74.9
Marketing Services	18.3	13.2
Personal Solutions	3.0	6.8
North America - Total	105.6	94.9
Europe	8.0	5.4
Latin America	6.3	3.5
General Corporate Expense	(17.9)	(15.4)
	$102.0	$88.4

EQUIFAX INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	THREE MONTHS ENDED
	March 31,
(In millions)	2005	2004
Cash flows from operating activities:
Net income	$58.6	$50.8
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Loss from discontinued operations	—	1.0
Depreciation and amortization	19.9	20.9
Deferred income taxes	7.7	9.3
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(14.8)	(15.3)
Current liabilities, excluding debt	(6.3)	(6.9)
Other current assets	1.0	(13.0)
Other long-term liabilities, excluding debt	(17.2)	4.5
Other assets	(8.8)	(20.2)
Other	—	(0.1)
Cash provided by operating activities	40.1	31.0
Investing activities:
Additions to property and equipment	(1.8)	(3.3)
Additions to other assets, net	(8.0)	(5.2)
Acquisitions, net of cash acquired	(85.7)	(5.6)
Deferred payments on prior year acquisitions	0.0	(1.3)
Cash used by investing activities	(95.5)	(15.4)
Financing activities:
Net short-term borrowings	65.2	0.5
Additions to long-term debt	0.1	4.4
Treasury stock purchases	(25.0)	(30.0)
Dividends paid	(4.0)	(2.8)
Proceeds from exercise of stock options	18.8	12.6
Other	1.8	(2.4)
Cash provided (used) by financing activities	56.9	(17.7)
Effect of foreign currency exchange rates on cash	(0.7)	(1.0)
Cash provided by discontinued operations	—	1.2

Increase (decrease) in cash and cash equivalents	0.8	(1.9)
Cash and cash equivalents, beginning of period	52.1	38.1
Cash and cash equivalents, end of period	$52.9	$36.2

EQUIFAX INC.

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(In millions, except par values)	2005	2004
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$52.9	$52.1
Trade accounts receivable, net of allowance for doubtful accounts of $10.0 in 2005 and $9.3 in 2004	214.1	195.1
Deferred income tax assets	13.2	13.2
Other current assets	46.4	38.7
Current assets from discontinued operations	0.1	0.5
Total current assets	326.7	299.6
Property and Equipment:
Land, buildings and improvements	30.1	30.2
Data processing equipment and furniture	303.2	297.9
	333.3	328.1

Less accumulated depreciation	196.2	189.8
	137.1	138.3

Goodwill, net	796.7	747.5
Purchased Intangible Assets, net	304.3	281.3
Other Assets, net	101.2	90.5
	$1,666.0	$1,557.2
LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Short-term debt and current maturities	$317.7	$255.7
Accounts payable	7.0	9.7
Other current liabilities	195.0	191.2
Current liabilities of discontinued operations	—	0.3
Total current liabilities	519.7	456.9

Long-Term Debt	398.7	398.5
Deferred Revenue	8.3	9.8
Deferred Income Tax Liabilities	58.8	38.6
Other Long-Term Liabilities	114.8	129.8
Total liabilities	1,100.3	1,033.6
Commitments and Contingencies

Shareholders’ Equity:
Preferred stock, $0.01 par value: Authorized shares - 10.0; Issued shares - none
Common stock, $1.25 par value: Authorized shares - 300.0; Issued shares - 182.8 in 2005 and 182.0 in 2004	—	—
Outstanding shares - 129.7 in 2005 and 129.4 in 2004	228.5	227.5
Paid-in capital	482.2	466.9
Retained earnings	1,353.4	1,298.8
Accumulated other comprehensive loss	(274.2)	(267.0)
Treasury stock, at cost, 48.5 shares in 2005 and 47.7 shares in 2004	(1,158.4)	(1,133.4)
Stock held by employee benefits trusts, at cost, 4.6 shares in 2005 and 4.9 shares in 2004	(65.8)	(69.2)
Total shareholders’ equity	565.7	523.6
	$1,666.0	$1,557.2

Common Questions & Answers (Unaudited) - March 31, 2005

(Dollars in millions, except per share amounts)

1a.     Can you provide a further analysis of revenue and operating income?

Equifax revenue and operating income consist of the following components:

	Q1 2005	% of Revenue	Q1 2004	% of Revenue	$ Change	% Change
Equifax revenue:
North America
Information Services	$192.5	56%	$173.8	56%	$18.7	11%
Marketing Services	58.8	17%	56.3	18%	2.5	4%
Personal Solutions	29.8	9%	25.0	8%	4.8	19%
	281.1	82%	255.1	82%	26.0	10%
Europe	36.7	11%	34.1	11%	2.6	8%
Latin America	25.6	7%	20.7	7%	4.9	24%
	$343.4	100%	$309.9	100%	$33.5	11%

	Q1 2005	Profit Margin	Q1 2004	Profit Margin	$ Change	% Change
Equifax operating income:
North America
Information Services	$84.3	44%	$74.9	43%	$9.4	13%
Marketing Services	18.3	31%	13.2	23%	5.1	39%
Personal Solutions	3.0	10%	6.8	27%	(3.8)	-56%
	105.6	38%	94.9	37%	10.7	11%
Europe	8.0	22%	5.4	16%	2.6	48%
Latin America	6.3	25%	3.5	17%	2.8	80%
General Corporate expense	(17.9)	nm	(15.4)	nm	(2.5)	-16%
	$102.0	30%	$88.4	29%	$13.6	15%

nm - not meaningful

1b.     Can you provide a further analysis of revenue and operating income excluding the impact of the FACT Act (non-GAAP)?

Equifax revenue and operating income excluding FACT Act consist of the following components:

	Q1 2005	% of Revenue	Q1 2004	% of Revenue	$ Change	% Change
Equifax revenue:
North America
Information Services	$183.5	55%	$173.8	56%	$9.7	6%
Marketing Services	58.8	17%	56.3	18%	2.5	4%
Personal Solutions	29.8	9%	25.0	8%	4.8	19%
	272.1	81%	255.1	82%	17.0	7%
Europe	36.7	11%	34.1	11%	2.6	8%
Latin America	25.6	8%	20.7	7%	4.9	24%
	$334.4	100%	$309.9	100%	$24.5	8%

	Q1 2005	Profit Margin	Q1 2004	Profit Margin	$ Change	% Change
Equifax operating income:
North America
Information Services	$81.3	44%	$74.9	43%	$6.4	9%
Marketing Services	18.3	31%	13.2	23%	5.1	39%
Personal Solutions	3.1	10%	6.8	27%	(3.7)	-54%
	102.7	38%	94.9	37%	7.8	8%
Europe	8.0	22%	5.4	16%	2.6	48%
Latin America	6.3	25%	3.5	17%	2.8	80%
General Corporate expense	(17.6)	nm	(15.4)	nm	(2.2)	-14%
	$99.4	30%	$88.4	29%	$11.0	12%

nm - not meaningful

2a.     Can you provide a further breakdown of revenue in the Equifax North America segment?

Equifax North America revenue consists of the following components:

	Revenue
	Q1 2005	% of Revenue	Q1 2004	% of Revenue	$ Change	% Change
Equifax North America revenue:
U.S. Consumer and Commercial Services	$144.4	51%	$132.0	52%	$12.4	9%
Mortgage Services	21.4	8%	18.4	7%	3.0	16%
Canadian Operations	26.7	9%	23.4	9%	3.3	14%
Total North America Information Services	192.5	68%	173.8	68%	18.7	11%
Credit Marketing Services	34.6	12%	32.1	13%	2.5	8%
Direct Marketing Services	24.2	9%	24.2	9%	—	0%
Total Marketing Services	58.8	21%	56.3	22%	2.5	4%
Personal Solutions	29.8	11%	25.0	10%	4.8	19%
	$281.1	100%	$255.1	100%	$26.0	10%

2b.     Can you provide a further breakdown of revenue in the Equifax North America segment excluding the impact of the FACT Act (non-GAAP)?

Equifax North America revenue excluding FACT Act consists of the following components:

	Revenue
	Q1 2005	% of Revenue	Q1 2004	% of Revenue	$ Change	% Change
Equifax North America revenue:
U.S. Consumer and Commercial Services	$136.2	50%	$132.0	52%	$4.2	3%
Mortgage Services	20.6	7%	18.4	7%	2.2	12%
Canadian Operations	26.7	10%	23.4	9%	3.3	14%
Total North America Information Services	183.5	67%	173.8	68%	9.7	6%
Credit Marketing Services	34.6	13%	32.1	13%	2.5	8%
Direct Marketing Services	24.2	9%	24.2	9%	—	0%
Total Marketing Services	58.8	22%	56.3	22%	2.5	4%
Personal Solutions	29.8	11%	25.0	10%	4.8	19%
	$272.1	100%	$255.1	100%	$17.0	7%

3.       Can you provide a breakout of operating expenses as a percentage of sales?

Operating expenses as a percentage of revenue are as follows for continuing operations:

	Q1
	2005	2004
Operating Expenses:
Cost of services	41%	42%
Selling, general and administrative	23%	22%
Depreciation and amortization	6%	7%
	70%	71%

4.       Can you give depreciation and amortization by segment?

Depreciation and amortization is as follows:

	2005	2004
	Q1	Q1
Depreciation & Amortization:
Equifax North America	$14.1	$14.3
Equifax Europe	1.6	3.0
Equifax Latin America	1.7	1.8
General Corporate	2.5	2.4
	$19.9	$21.5

5.       Can you reconcile restated financial data to what was previously reported in March 2004 due to the sale of the Italian businesses?

	March 31, 2004
	Reported	Italy	Restated
Operating revenue	$313.6	$3.7	$309.9
Operating income	$87.8	$(0.6)	$88.4
Income from continuing operations	$51.2	$(0.6)	$51.8
Discontinued operations	$(0.4)	$—	$(1.0)
Net income	$50.8	$(0.6)	$50.8
Per common share (basic):
Income from continuing operations	$0.39	$(0.01)	$0.40
Net income	$0.39	$—	$0.39
Per common share (diluted):
Income from continuing operations	$0.38	$—	$0.38
Net income	$0.38	$—	$0.38

6.       What was the currency impact on the foreign operations?

The favorable US dollar impact on revenue and operating income is as follows:

	2005 Revenue		2005 Operating Income
	Q1%		Q1%
Canada	$1.9	8%	$0.7	8%
Europe	1.1	3%	0.2	4%
Latin America	1.3	6%	0.3	8%
	$4.3	1%	$1.2	1%

7.       What was your cash flow from operations for the first quarter 2005 and 2004?

Cash provided by operating activities was $40.1 million and $31.0 million for the first quarter of 2005 and 2004, respectively.

8.       What was the level of debt?

Total debt was comprised of the following:

	March 31,	December 31,
	2005	2004
Senior notes and debentures - long-term	$398.6	$398.5
Senior notes and debentures - current	250.0	249.9
Short-term revolving credit facility	57.0	—
Other long-term obligations	0.1	—
Other short-term debt & current maturities	10.7	5.8
	$716.4	$654.2

9a.     What was the level of capital spending in the first quarter of 2005 and 2004?

Capital expenditures, excluding property and equipment and other assets purchased in acquisitions, were as follows:

	2005	2004
	Q1	Q1
Capital expenditures	$9.8	$8.5

9b.     Of the first quarter capital spending, how much was FACT Act related?

	2005	2004
	Q1	Q1
FACT Act capital expenditures	$1.3	$—

10.    What is the current authorization amount for stock buybacks?

As of March 31, 2005, approximately $214.3 million remained authorized for future share repurchases. We invested $25.0 million in open market stock purchases during the first quarter of 2005.

Reconciliation of non-GAAP financial measures to the corresponding GAAP measure (Unaudited) - March 31, 2005
(Dollars in millions, except per share amounts)

A.	Free Cash Flow

Quarter

RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004, TO FREE CASH FLOW FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004

	1st Quarter
	2005	2004	Increase

Cash provided by operating activities for the three months ended March 31, 2005 and 2004	$40.1	$31.0	29%

Adjustments to reconcile cash provided by operating activities for the three months ended March 31, 2005 and 2004, to free cash flow for the three months ended March 31, 2005 and 2004:

Additions to property and equipment for the three months ended March 31, 2005 and 2004	(1.8)	(3.3)
Additions to other assets, net, for the three months ended March 31, 2005 and 2004	(8.0)	(5.2)
Free cash flow for the three months ended March 31, 2005 and 2004	$30.3	$22.5	35%

B.	Free Cash Flow excluding the impact of the FACT Act

Quarter

RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES EXCLUDING FACT ACT FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004, TO FREE CASH FLOW EXCLUDING FACT ACT FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004

	1st Quarter
	2005	2004	Increase

Cash provided by operating activities for the three months ended March 31, 2005 and 2004	$40.1	$31.0	29%

Adjustments to reconcile net income to net income excluding FACT Act for the three months ended March 31, 2005 and 2004	(2.6)	—

Cash provided by operating activities excluding FACT Act for the three months ended March 31, 2005 and 2004	37.5	31.0	21%

Adjustments to reconcile cash provided by operating activities excluding FACT Act for the three months ended March 31, 2005 and 2004, to free cash flow excluding FACT Act for the three months ended March 31, 2005 and 2004:

Additions to property and equipment excluding FACT Act for the three months ended March 31, 2005 and 2004	(1.5)	(3.3)
Additions to other assets, net, excluding FACT Act for the three months ended March 31, 2005 and 2004	(7.0)	(5.2)
Free cash flow excluding FACT Act for the three months ended March 31, 2005 and 2004	$29.0	$22.5	29%

C.	Income from continuing operations excluding the impact of the FACT Act

RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO INCOME FROM CONTINUING OPERATIONS
EXCLUDING FACT ACT

	1st Quarter 2005
	Pre-tax	After-tax	EPS	EPS Growth

Income from continuing operations	$94.3	$58.6	$0.44	16%
FACT Act regulatory recovery fee	(9.0)	(5.6)	(0.04)
FACT Act expenses	6.4	3.9	0.03
Income from continuing operations - excluding FACT Act	$91.7	$56.9	$0.43	13%

D.      Cumulative FACT Act cash flow impact

FACT Act (January 1, 2004 - March 31, 2005)
Regulatory recovery fee	$7.4
FACT Act expenses, excluding depreciation	(10.3)
FACT Act capital investment	(10.9)
Net FACT Act cash flow to date	$(13.8)

E.       Consolidated revenue growth, excluding regulatory recovery fee

	1st Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$343.4	$309.9	$33.5	11%
FACT Act regulatory recovery fee	(9.0)	—	nm	nm
Operating revenue, excluding regulatory recovery fee	$334.4	$309.9	$24.5	8%

nm - not meaningful

F.       North America Information Services revenue growth, excluding regulatory recovery fee

	1st Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$192.5	$173.8	$18.7	11%
FACT Act regulatory recovery fee	(9.0)	—	nm	nm
Operating revenue, excluding regulatory recovery fee	$183.5	$173.8	$9.7	6%

nm - not meaningful

G.      U.S. Consumer and Commercial Services revenue growth, excluding regulatory recovery fee

	1st Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$144.4	$132.0	$12.4	9%
FACT Act regulatory recovery fee	(8.2)	—	nm	nm
Operating revenue, excluding regulatory recovery fee	$136.2	$132.0	$4.2	3%

nm - not meaningful

H.      Mortgage Services revenue growth, excluding regulatory recovery fee

	1st Quarter
	2005	2004	Growth $	Growth %

Operating revenue	$21.4	$18.4	$3.0	16%
FACT Act regulatory recovery fee	(0.8)	—	nm	nm
Operating revenue, excluding regulatory recovery fee	$20.6	$18.4	$2.2	12%

nm - not meaningful

I.        Information Services operating income, excluding FACT Act-related operating income

	1st Quarter
	2005	2004	Growth $	Growth %

Operating income	$84.3	$74.9	$9.4	13%
FACT Act operating income	(3.0)	—	nm	nm
Operating income, excluding FACT Act operating income	$81.3	$74.9	$6.4	9%

nm - not meaningful

J.       Personal Solutions operating income, excluding FACT Act-related operating income

	1st Quarter
	2005	2004

Operating income	$3.0	$6.8
FACT Act operating expense	0.1	—
Operating income, excluding FACT Act operating income	$3.1	$6.8

K.      Corporate operating income, excluding FACT Act-related operating income

	1st Quarter
	2005	2004

Operating income	$(17.9)	$(15.4)
FACT Act operating expense	0.3	—
Operating income, excluding FACT Act operating income	$(17.6)	$(15.4)

L.      Personal Solutions operating income and profit margin, excluding radio advertising expense

	1st Quarter
	2005	Profit Margin	2004	Profit Margin

Operating income	$3.0	10%	$6.8	27%
Radio advertising expense	3.6	nm	—	nm
Operating income, excluding radio advertising expense	$6.6	22%	$6.8	27%

nm - not meaningful

Notes to our Reconciliation of non-GAAP Financial Measures to GAAP Measures

1. We calculate free cash flow by subtracting capital-related expenditures from cash provided by operations. Free cash flow is useful to management and the Company’s investors in measuring the cash generated by the Company that is available to be used for business and strategic initiatives. Free cash flow is not a measurement of liquidity under GAAP and should not be considered as an alternative to cash flows from operating activities as a measure of liquidity. In addition, our calculation of free cash flow may be different from the calculation used by other companies and therefore, comparability may be limited.

2. The Fair and Accurate Credit Transactions Act of 2003 (“FACT Act”) amended the Fair Reporting Act and became law in December 2003.  During 2004 we established, along with the other nationwide credit reporting agencies, a centralized request facility, Central Source, LLC, which is owned jointly by Equifax, Experian Information Solutions, Inc. and TransUnion LLC, to provide to consumers, upon their request, a free annual credit file disclosure on a phased-in basis beginning on December 1, 2004.  On December 1, 2004, we began to assess a regulatory recovery fee for certain of our business-to-business products to help mitigate the costs required to implement the provisions of the FACT Act.  During 2005, the initial implementation of the annual free credit report required by the FACT Act will be completed, and our related regulatory recovery fee will remain in effect as we continue to address the challenges involved in complying with the FACT Act.  We have incurred significant compliance costs to implement the FACT Act requirements and have captured those cumulative expenses and related capital investment in a table in our Non-GAAP measures, “Cumulative FACT Act cash flow impact”.

The net impact of the free credit file disclosure and other requirements of the FACT Act on our business will depend on numerous factors, including among others the actual demand of consumers for free credit reports and our experience marketing fee-generating products to consumers requesting free credit file disclosures.

3. Equifax believes that the measures presented above that exclude items related to the FACT Act are measures that should be presented in addition to the amounts that are determined in accordance with GAAP and are useful to investors. The following matters should be considered when evaluating these non-GAAP financial measures:

• Equifax reviews the operating results and effectiveness of the Company and its business segments excluding revenue and expenses related to the FACT Act because it allows investors to evaluate more effectively the performance of the Company’s businesses. We believe that these items should be excluded in order to compare operating performance in past, current and future periods.

• Revenue and expenses related to the FACT Act are material and are considered to be incremental to the normal operations of our business. Corporate management is responsible for making decisions about complying with the provisions of the FACT Act.

• These non-GAAP financial measures should not be considered a substitute for GAAP operating measurements.

4. Equifax believes that Personal Solutions operating income and profit margin, excluding radio advertising expense, is a measure that should be presented in addition to the amounts that are determined in accordance with GAAP and is useful to investors. The following matters should be considered when evaluating this non-GAAP financial measure:

• Equifax reviews the operating results and effectiveness of Personal Solutions excluding radio advertising expense because it allows investors to evaluate more effectively the performance of Personal Solutions.  Since the first quarter of 2005 included significant radio advertising campaign expense which was not present in the first quarter of 2004, we believe that this item should be excluded in order to provide a clearer basis for comparison of the operating performance of Personal Solutions with the prior period.

• These non-GAAP financial measures should not be considered a substitute for GAAP operating measurements.